WOMEN'S EQUITY MUTUAL FUND
--------------------------------------------------------------------------------




                                 ANNUAL REPORT







                                  [FEMMX LOGO]
                         the women's equity mutual fund





--------------------------------------------------------------------------------

                                   Year Ended
                                 March 31, 2001

                           WOMEN'S EQUITY MUTUAL FUND

April 10, 2001

     Dear Shareholder:

     After nearly five years of amazingly strong growth, the economy suddenly slowed from a 5.8% annual growth rate in the second quarter of 2000 to a 1.1% annual growth rate in the final quarter of the year. Much of this decline reflects a dramatic slowing in the purchase of information technology. The assumption that the "new economy" powered by productivity-enhancing information technology was recession-proof, proved to be wrong.

     As in past business cycles, companies expanded capacity and output to meet the expectation of continued strong growth that simply was not sustainable. Many businesses relied on management-information tools, which they assumed would provide plenty of warning of a softening economy, and were unprepared for the decline in economic activity.

     Once the market finds its bottom, we believe the new business technology that helped lift productivity and bring about the unprecedented growth of the last 10 years will once again help the economy to bounce back. When the recovery does begin, the best-networked companies will recover the fastest.

     As of March 31, 2001 the Women's Equity Mutual Fund's average total returns were as follows:

                          One           Three         Five       From inception
                          Year          Years         Years         10/1/93
--------------------------------------------------------------------------------

Women's Equity           (9.87%)        4.27%         13.02%         11.50%
Mutual Fund

     The Women's Equity Mutual Fund has benefited from an investment discipline that seeks to maintain exposure to a broad range of growth companies, while holding to a high standard of financial quality. Our return for the year ending March 31, 2001 compares favorably to the S&P 500, which declined by 21.68%. We held to our view that even the best companies will not prove good investments if their prices are unrealistic. Our strategy was to own only those companies we considered to be financially strongest, emphasizing companies that had a particularly firm hold on the markets in which they competed. However, even this strategy did not protect the Fund from losses during the first quarter of 2001. The market decline that started with the collapse of the "dot.coms," then spread to the technology equipment makers, has now reached virtually every sector. Every one of the eleven sectors into which the S & P 500 is divided fell during the first quarter of 2001.

     While the broad market decline is a serious concern, we feel that most stocks are currently fairly valued. No major market sectors, including technology, seem to be especially overpriced. In this environment, only a strong expectation that the economy is about to enter a prolonged decline would lead us to a more defensive posture. Although it is now likely that the economy is headed for a slowdown, we do not expect the downturn to be particularly severe. While we will remain especially sensitive to reports on the economy's health, there is no sign today that the great strides in efficiency and productivity during the last several years are about to evaporate.

     Just as it seemed sensible to avoid the exuberance that lifted many stocks to unrealistic levels during 1999 and the beginning of 2000, it does not now seem wise to embrace the spreading pessimism about the markets. Although no one can predict the course of the markets, we believe that by year's end most stocks are likely to be well higher than they are today. Among the stocks that have already seen a significant decline, we expect to find some exceptional values. Some of these will be among the technology companies that have sound business strategies and still healthy financial positions. Others will be among the more mundane businesses that are putting new technologies to work to improve customer service or efficiency, or bring new innovations in health care. We believe that the Fund's investors will be well served by continuing the strategy of identifying quality growth opportunities at reasonable prices.

     The recent market volatility reminds us that equity investments are for the long-term. As always, we appreciate your investment in the Women's Equity Mutual Fund and welcome your comments and suggestions.

     Sincerely Yours,


     /s/ LINDA C.Y. PEI
     ------------------
     Linda C.Y. Pei
     President
     Pro-Conscience Funds, Incorporated





                                [GRAPH OMITTED]

                           WOMEN'S EQUITY MUTUAL FUND
                       Value of $10,000 vs S&P 500 Index

                          Average Annual Total Return
                          Period Ended March 31, 2001

                    1 Year ........................... [ 9.87%]
                    5 Years ..........................  13.02%
                    Since Inception (10/1/93) ........  11.05%

                              Performance Returns

                                 Women's         S&P
                                 -------         ---
                  10/1/93        10,000         10,000
                 12/31/93        10,130         10,181
                  3/31/94        10,460          9,791
                  6/30/94        10,126          9,826
                  9/30/94        10,684         10,315
                 12/31/94        10,125         10,311
                  3/31/95        10,561         11,314
                  6/30/95        10,646         12,393
                  9/30/95        11,402         13,377
                 12/31/95        11,843         14,181
                  3/31/96        12,269         14,945
                  6/30/96        12,444         15,606
                  9/30/96        12,991         16,094
                 12/31/96        13,559         17,442
                  3/31/97        13,241         17,904
                  6/30/97        15,583         21,023
                  9/30/97        16,470         22,601
                 12/31/97        17,434         23,257
                  3/31/98        19,964         26,499
                  6/30/98        20,649         27,358
                  9/30/98        18,373         24,643
                 12/31/98        22,449         29,902
                  3/31/99        22,911         31,381
                  6/30/99        24,849         33,596
                  9/30/99        21,976         31,497
                 12/31/99        24,312         36,183
                  3/31/00        25,110         37,012
                  6/30/00        24,771         36,027
                  9/30/00        24,759         35,678
                 12/31/00        24,933         31,064
                  3/31/01        22,632         27,380

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The S&P 500 Index is a broad market-weighted average of U.S. blue-chip companies. The S&P 500 Index is unmanaged and returns include reinvested dividends.



                           WOMEN'S EQUITY MUTUAL FUND

SCHEDULE OF INVESTMENTS at March 31, 2001

    Shares                                                               Value
--------------------------------------------------------------------------------

COMMON STOCKS: 95.4%
COMPUTERS - SERVICES: 1.2%
      1,900      Affiliated Computer Services, Inc.*                 $   123,310
                                                                     -----------

CONSUMER PRODUCTS AND SERVICES: 3.5%
      6,000      Avon Products, Inc.                                     239,940
      4,000      Gillette Co.                                            124,680
                                                                     -----------
                                                                         364,620
                                                                     -----------

COSMETICS & Toiletries: 3.1%
      3,000      Kimberly Clark Corp.                                    203,490
      2,000      Procter & Gamble Co.                                    125,200
                                                                     -----------
                                                                         328,690
                                                                     -----------

DURABLE GOODS: 1.4%
      4,000      Harley-Davidson, Inc.                                   151,800
                                                                     -----------

ELECTRONIC MEASURING INSTRUMENTS: 0.4%
      1,524      Agilent Technologies, Inc.*                              46,833
                                                                     -----------

FINANCIAL SERVICES: 16.8%
      3,000      American International Group, Inc.                      241,500
      6,000      Bank of America Corp.                                   328,500
      3,000      Charles Schwab Corp.                                     46,260
      3,800      Federal National Mortgage Association                   302,480
     10,000      FleetBoston Financial Corp.                             377,500
      7,000      MBNA Corp.                                              231,700
      5,000      Wells Fargo & Co.                                       247,350
                                                                     -----------
                                                                       1,775,290
                                                                     -----------

FOOD - WHOLESALE: 2.3%
      9,000      Sysco Corp.                                             238,590
                                                                     -----------

HEALTHCARE: 17.5%
      6,600      Biomet, Inc.                                            259,978
      2,800      Cardinal Health, Inc.                                   270,900
      2,000      Guidant Corp.*                                           89,980
      4,500      Johnson & Johnson, Inc.                                 393,615
      4,800      Medtronic, Inc.                                         219,552
      3,000      Merck & Co.                                             227,700
      5,000      Schering-Plough Corp.                                   182,650
      4,000      Stryker Corp.                                           209,000
                                                                     -----------
                                                                       1,853,375


    Shares                                                               Value
--------------------------------------------------------------------------------

HOME FURNISHINGS: 3.1%
      7,000      Herman Miller, Inc.                                 $   161,875
      8,500      Leggett & Platt, Inc.                                   163,455
                                                                     -----------
                                                                         325,330
                                                                     -----------

HOUSEHOLD PRODUCTS: 1.2%
      2,400      Avery Dennison Corp.                                    124,848
                                                                     -----------

INDUSTRIALS: 1.6%
      3,800      Praxair, Inc.                                           169,670
                                                                     -----------

INSTRUMENTS - SCIENTIFIC: 0.5%
      1,200      Waters Corp.*                                            55,740
                                                                     -----------

INVESTMENT MANAGEMENT: 1.0%
      3,500      T Rowe Price Group, Inc.                                109,594
                                                                     -----------

OIL & GAS PRODUCERS: 3.5%
      7,500      BP Amoco PLC, ADR                                       372,151
                                                                     -----------

PHARMACEUTICALS: 1.1%
      2,900      Pfizer, Inc.                                            118,755
                                                                     -----------

PRODUCER PRODUCTS: 5.6%
      6,000      Illinois Tool Works, Inc.                               341,040
      6,000      Teleflex, Inc.                                          245,700
                                                                     -----------
                                                                         586,740
                                                                     -----------

PUBLISHING - NEWSPAPERS: 1.5%
      4,000      McClatchy Co.                                           161,600
                                                                     -----------

RETAIL: 8.4%
      8,500      BJ's Wholesale Club, Inc.*                              406,725
      5,000      Costco Wholesale Corp.*                                 196,250
      1,500      Home Depot, Inc.                                         64,650
      7,000      TJX Companies, Inc.                                     224,000
                                                                     -----------
                                                                         891,625
                                                                     -----------

TECHNOLOGY: 10.7%
      2,600      Applied Materials, Inc.*                                113,100
      2,600      Automatic Data Processing, Inc.                         141,388
      3,400      Hewlett-Packard Co.                                     106,318
      5,900      Intel Corp.                                             155,244
      1,500      International Business Machines Corp.                   144,270
      3,600      Microsoft Corp.*                                        196,875


See accompanying Notes to Financial Statements.

                                                                               3


                           WOMEN'S EQUITY MUTUAL FUND

SCHEDULE OF INVESTMENTS at March 31, 2001 (continued)

    Shares                                                               Value
--------------------------------------------------------------------------------

TECHNOLOGY: 10.7% (cont.)
      7,600      Oracle Corp.*                                       $   113,848
      2,600      Sanmina Corp.*                                           50,862
      2,900      Sun Microsystems, Inc.*                                  44,573
      2,000      Texas Instruments, Inc.                                  61,960
                                                                     -----------
                                                                       1,128,438
                                                                     -----------

TELECOMMUNICATIONS: 5.2%
      2,345      ALLTEL Corp.                                            123,019
      4,200      BellSouth Corp.                                         171,864
      3,500      CenturyTel, Inc.                                        100,625
      3,500      SBC Communications, Inc.                                156,205
                                                                     -----------
                                                                         551,713
                                                                     -----------

TELECOMMUNICATIONS - EQUIPMENT: 0.6%
        300      Dycom Industries*                                         3,870
      5,800      Lucent Technologies, Inc.                                57,825
                                                                     -----------
                                                                          61,695
                                                                     -----------

TELECOMMUNICATIONS - LONG DISTANCE: 1.9%
      6,500      AT&T Corp.                                              138,450
      3,400      WorldCom, Inc.*                                          63,537
                                                                     -----------
                                                                         201,987
                                                                     -----------

TRANSPORTATION: 2.3%
     13,500      Southwest Airlines Co.                                  239,625
                                                                     -----------

WIRELESS EQUIPMENT: 1.0%
      4,500      Nokia Corp., ADR                                        108,000
                                                                     -----------

TOTAL COMMON STOCKS
                 (cost $8,269,124)                                    10,090,019
                                                                     -----------


Principal Amount                                                        Value
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENT: 4.4%
MONEY MARKET INVESTMENT: 4.4%
   $464,292      Firstar Stellar Treasury Fund
                    (cost $464,292)                                  $   464,292
                                                                     -----------

TOTAL INVESTMENTS IN SECURITIES
                    (cost $8,733,416+): 99.8%                        $10,554,311
                    Other Assets less Liabilities:  0.2%                  18,483
                                                                     -----------
NET ASSETS: 100.0%                                                   $10,572,794
                                                                     ===========

*    Non-income producing security.
+ At March 31, 2001, the basis of investments for federal income tax purposes was the same as their cost for financial reporting purposes. Unrealized appreciation and depreciation were as follows:

Gross unrealized appreciation                                       $ 2,723,673
Gross unrealized depreciation                                          (902,778)
                                                                    -----------
Net unrealized appreciation                                         $ 1,820,895
                                                                    ===========



See accompanying Notes to Financial Statements.



                           WOMEN'S EQUITY MUTUAL FUND

STATEMENT OF ASSETS AND LIABILITIES at March 31, 2001
--------------------------------------------------------------------------------


ASSETS
Investments in securities, at value
     (cost $8,733,416 ) .......................................      $10,554,311
        Receivables:
                Dividends and interest ........................           11,880
                Due from advisor ..............................            9,084
                Fund shares sold ..............................           17,836
        Prepaid expenses ......................................            7,723
                                                                     -----------
                        Total assets ..........................       10,600,834
                                                                     -----------

LIABILITIES
        Payables:
                Distribution fees .............................            8,188
                Administration fees ...........................            2,713
        Accrued expenses ......................................           17,139
                                                                     -----------
                        Total liabilities .....................           28,040
                                                                     -----------

NET ASSETS ....................................................      $10,572,794
                                                                     ===========

Net asset value, offering and redemption
     price per share ($10,572,794/607,440
     shares outstanding; unlimited number of
     shares authorized without par value) .....................      $     17.41
                                                                     ===========

COMPONENTS OF NET ASSETS
        Paid-in capital .......................................      $ 8,453,913
        Accumulated net investment income .....................              110
        Accumulated net realized gain on investments ..........          297,876
        Net unrealized appreciation on investments ............        1,820,895
                                                                     -----------
                        Net assets ............................      $10,572,794
                                                                     ===========

                                                                               5

See accompanying Notes to Financial Statements.


                           WOMEN'S EQUITY MUTUAL FUND

STATEMENT OF OPERATIONS For the Year Ended March 31, 2001
--------------------------------------------------------------------------------


INVESTMENT INCOME
Income
        Dividends ..........................................................   $   117,727
        Interest ...........................................................        10,984
                                                                               -----------
                Total income ...............................................       128,711
                                                                               -----------

Expenses
        Advisory fees ......................................................       114,380
        Administration fees ................................................        30,000
        Distribution fees ..................................................        28,595
        Transfer agent fees ................................................        22,233
        Fund accounting fees ...............................................        20,502
        Reports to shareholders ............................................        16,526
        Audit fees .........................................................        12,793
        Registration fees ..................................................        12,682
        Custody fees .......................................................        10,155
        Legal fees .........................................................         6,914
        Trustee fees .......................................................         4,449
        Miscellaneous ......................................................         4,296
                                                                               -----------
                Total expenses .............................................       283,525
                Less: fees waived ..........................................      (111,955)
                                                                               -----------
                Net expenses ...............................................       171,570
                                                                               -----------
                        Net investment loss ................................       (42,859)
                                                                               -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
        Net realized gain on investments ...................................       948,148
        Net unrealized depreciation on investments .........................    (2,068,286)
                                                                               -----------
                Net realized and unrealized loss on investments ............    (1,120,138)
                                                                               -----------
                        Net decrease in net assets resulting from operations   $(1,162,997)
                                                                               ===========

See accompanying Notes to Financial Statements.




                           WOMEN'S EQUITY MUTUAL FUND

STATEMENT OF CHANGES IN NET ASSETS
---------------------------------------------------------------------------------------

                                                          Year Ended        Year Ended
                                                           March 31,         March 31,
                                                              2001              2000
---------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment loss ...................................   $    (42,859)   $    (48,909)
Net realized gain on investments ......................        948,148         343,492
Net unrealized appreciation (depreciation)
on investments ........................................     (2,068,286)        710,174
                                                          ------------    ------------

        Net increase (decrease) in net
          assets resulting from operations ............     (1,162,997)      1,004,757
                                                          ------------    ------------

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gain ................................       (792,460)       (519,847)
                                                          ------------    ------------

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from net
change in outstanding shares (a) ......................        719,908       1,567,045
                                                          ------------    ------------

                Total increase (decrease) in net assets     (1,235,549)      2,051,955
NET ASSETS
Beginning of year .....................................     11,808,343       9,756,388
                                                          ------------    ------------


End of year ...........................................   $ 10,572,794    $ 11,808,343
                                                          ============    ============

        Accumulated net investment income .............   $        110    $     (2,586)
                                                          ============    ============


(a)     A summary of capital share transactions is as follows:

                                          Year Ended                   Year Ended
                                        March 31, 2001               March 31, 2000
                                        --------------               --------------


                                     Shares       Value            Shares       Value
                                     ------       -----            ------       -----


Shares sold                          75,011    $ 1,461,325        122,816    $ 2,487,943
Shares issued in reinvestment
of distributions                     40,888        770,330         25,444        499,980
Shares redeemed                     (77,160)    (1,511,747)       (70,745)    (1,420,878)
                                    -------    -----------        -------    -----------
Net increase                         38,739    $   719,908         77,515    $ 1,567,045
                                    =======    ===========        =======    ===========

See accompanying Notes to Financial Statements.



                           WOMEN'S EQUITY MUTUAL FUND

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year
--------------------------------------------------------------------------------

                                                                                Year Ended March 31,
                                                                                --------------------
                                                                 2001       2000       1999      1998       1997
-------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of year .......................   $   20.76  $   19.86  $   18.07  $   12.10  $   11.22
                                                             ---------  ---------  ---------  ---------  ---------

INCOME FROM INVESTMENT OPERATIONS:

Income from investment operations:
     Net investment loss .................................       (0.07)     (0.09)     (0.06)     (0.04)     (0.01)
     Net realized and unrealized
          gain (loss) on investments .....................       (1.87)      1.94       2.65       6.16       0.90
                                                             ---------  ---------  ---------  ---------  ---------

Total from investment operations .........................       (1.94)      1.85       2.59       6.12       0.89
                                                             ---------  ---------  ---------  ---------  ---------

LESS DISTRIBUTIONS:

     From net investment income ..........................         --         --         --         --       (0.01)
     From net realized gain ..............................       (1.41)     (0.95)     (0.80)     (0.15)       --
                                                             ---------  ---------  ---------  ---------  ---------

Total distributions ......................................       (1.41)     (0.95)     (0.80)     (0.15)     (0.01)
                                                             ---------  ---------  ---------  ---------  ---------

Net asset value, end of year .............................   $   17.41  $   20.76  $   19.86  $   18.07  $   12.10
                                                             =========  =========  =========  =========  =========

Total return .............................................       (9.87)%     9.60%     14.76%     50.77%      7.92%

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (millions) .......................   $   10.6   $   11.8   $    9.8   $    7.0   $    4.4

RATIO OF EXPENSES TO AVERAGE NET ASSETS:

     Before fees waived and
          expenses absorbed ..............................        2.48%      2.47%      2.70%      3.12%      4.09%
     After fees waived and
          expenses absorbed ..............................        1.50%      1.50%      1.50%      1.50%      1.50%

RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS:

     Before fees waived and
          expenses absorbed ..............................       (1.35)%    (1.42)%    (1.60)%    (1.88)%    (2.64)%
     After fees waived and
          expenses absorbed ..............................       (0.37)%    (0.45)%     0.40%     (0.26)%    (0.05)%
        Portfolio turnover rate ..........................       16.24%     19.32%     16.36%     27.21%     51.13%


See accompanying Notes to Financial Statements.

                           WOMEN'S EQUITY MUTUAL FUND

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - ORGANIZATION

     The Women's Equity Mutual Fund (the "Fund") is a diversified series of shares of beneficial interest of Professionally Managed Portfolios (the "Trust"), which is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Fund's investment objective is to provide long-term capital appreciation. The Fund began operations on October 1, 1993.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

     A. SECURITY VALUATION. Investments in securities traded on a national securities exchange or Nasdaq are valued at the last reported sales price at the close of regular trading on each day that the exchanges are open for trading; securities traded on an exchange or Nasdaq for which there have been no sales and other over-the-counter securities are valued at the last reported bid price. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees. Short-term investments are stated at cost, which when combined with accrued interest, approximates market value.

     B. FEDERAL INCOME TAXES. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no income tax provision is required.

     C. SECURITY TRANSACTIONS, DIVIDEND INCOME AND DISTRIBUTIONS. Security transactions are accounted for on the trade date. The cost of securities sold is determined on a first-in, first-out basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

     D. USE OF ESTIMATES. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

                           WOMEN'S EQUITY MUTUAL FUND

     E. RECLASSIFICATION OF CAPITAL ACCOUNTS. The Fund accounts and reports for distributions to shareholders in accordance with the American Institute of Certified Public Accountant's Statement of Position 93-2:
          Determination, Disclosure, and Financial Statement Presentation of Income, Capital and Return of Capital Distributions by Investment Companies. For the year ended March 31, 2001, the Fund decreased accumulated net realized gain on investments by $16,971 and paid-in capital by $28,584 due to the Fund experiencing a net investment loss during the year. Net assets were not affected by this change.

NOTE 3 - COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

     For the year ended March 31, 2001, Pro-Conscience Funds, Incorporated (the "Advisor") provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, certain administrative services, and most of the personnel needed by the Fund. As compensation for its services, the Advisor was entitled to a monthly fee at the annual rate of 1.00% based upon the average daily net assets of the Fund. For the year ended March 31, 2001, the Fund incurred $114,380 in advisory fees.

     The Fund is responsible for its own operating expenses. The Advisor has agreed to limit the Fund's total expenses to not more than 1.50% of average daily net assets. Any fee withheld and/or any Fund expense absorbed by the Advisor pursuant to an agreed-upon expense cap shall be reimbursed by the Fund to the Advisor, if so requested by the Advisor, any time before the end of the third fiscal year following the year to which the fees waived and expenses absorbed relate, provided the aggregate amount of the Fund's current operating expenses for such fiscal year does not exceed the applicable limitation on Fund expenses. Any such reimbursement is also contingent upon Board of Trustee review and approval prior to the time the reimbursement is initiated. The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement. For the year ended March 31, 2001, the Advisor waived fees of $111,955. Walden Asset Management, a Division of United States Trust Company of Boston, (the "Sub-Advisor") acts as Sub-Advisor to the Fund and is entitled to compensation for its services from the Advisor.

                           WOMEN'S EQUITY MUTUAL FUND

     Investment Company Administration, L.L.C. (the "Administrator") acts as the Fund's administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee at the following annual rate:

          Under $15 million             $30,000

          $15 to $50 million            0.20% of average daily net assets

          $50 to $100 million           0.15% of average daily net assets

          $100 to $150 million          0.10% of average daily net assets

          Over $150 million             0.05% of average daily net assets


     For the year ended March 31, 2001, the Fund incurred $30,000 in administration fees.

     First Fund Distributors, Inc. (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator.

     Certain officers and trustees of the Trust are also officers and/or directors of the Administrator and Distributor.


NOTE 4 - DISTRIBUTION PLAN

     The Fund has adopted a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the 1940 Act. The Plan provides that the Fund may pay a fee to the Advisor as Distribution Coordinator at an annual rate of up to 0.25% of the average daily net assets of the Fund. The fee is paid to the Advisor as reimbursement for, or in anticipation of, expenses incurred for distribution-related activities. For the year ended March 31, 2001, pursuant to the plan, the Fund paid fees of $28,595 to the Advisor.

NOTE 5 - PURCHASES AND SALES OF SECURITIES

     The cost of purchases and the proceeds from sales of securities, other than short-term investments, for the year ended March 31, 2001 was $1,832,434 and $2,390,529, respectively.

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                                   REPORT OF
                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders of
  Women's Equity Mutual Fund
The Board of Trustees of
  Professionally Managed Portfolios

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Women's Equity Mutual Fund, a series of Professionally Managed Portfolios, as of March 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Women's Equity Mutual Fund as of March 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                            TAIT, WELLER & BAKER
Philadelphia, Pennsylvania
April 21, 2001



12


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--------------------------------------------------------------------------------

                                    Advisor
                           PRO-CONSCIENCE FUNDS, INC.
                         625 Market Street, 16th Floor
                            San Francisco, CA 94105
                                 (415) 547-9135
                                 (888) 552-9363

                                  Distributor
                         FIRST FUND DISTRIBUTORS, INC.
                       4455 E. Camelback Road, Suite 261E
                               Phoenix, AZ 85018

                                   Custodian
                     FIRSTAR INSTITUTIONAL CUSTODY SERVICES
                               425 Walnut Street
                              Cincinnati, OH 45201

                                 Transfer Agent
                          AMERICAN DATA SERVICES, INC.
                                 P.O. Box 5536
                            Hauppauge, NY 11788-0132
                                 (800) 282-2340

                                    Auditors
                              TAIT, WELLER & BAKER
                         8 Penn Center Plaza, Suite 800
                             Philadelphia, PA 19103

                                 Legal Counsel
                     PAUL, HASTINGS, JANOFSKY & WALKER, LLP
                       345 California Street, 29th Floor
                            San Francisco, CA 94104

--------------------------------------------------------------------------------

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, Fund performance may fluctuate substantially over the short-term and current performance may differ from that shown. Statements and other information herein are dated and are subject to change.


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